UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2019

Universal Potash Corp, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	000-50915	90-0342342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2251 Wigwam Parkway Unit 726

Henderson, Nevada 89074

(Address of principal executive offices, including zip code)

(702) 544-4245

(Registrant's telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐         Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

 On April 3, 2019, Mr. Sam Polito was appointed as Chief Executive Officer and President, Mr, Shawn Griffin was appointed as Secretary and Ms. Samantha Stuard was appointed as Treasurer of Universal Potash Corp, Inc...

Appointment of Mr. Sam Polito as Chief Executive Officer and President:

Sam Polito is the CEO of todaysodds.com and has been is the sports entertainment business for 30 years. He has produced many sports betting and fantasy magazines, radio, Internet and TV shows. He was also involved in creating the Internet’s top handicapping website scoresandodds.com before it's sale in 2007. He has been in involved in all aspects of the sports entertainment business from buying and selling advertising, hiring online radio talent and working with all host, handicappers and Internet companies nationwide. Mr. Polito is a leader in the industry.

He has also been very involved in developing his family’s 8 pizzeria's in Wisconsin and Minnesota plus many other real estate deals.

Appointment of Samantha Stuart as Treasurer:

Samantha Stuard is a Certified Public Accountant with tax, audit and private industry experience. She currently serves as a CFO for a private $30 million private company where she oversees the finance department, is a member of the executive team and sits on the Board of Directors. Samantha in involved with developing and implementing the Company’s financial and strategic initiatives, specifically in matters surrounding financial and operational planning. Working with a company’s management team, she has created shareholder value by establishing a long-term plan with operational and financial targets, improving business processes, applying technology to business problems and building excellence within the financial, procurement and IT functions.

Samantha is a member of the WICPA and AICPA and an active participant with Junior Achievement of Portage County. She graduated from UW Madison in 2008 with a BS in Accounting and Finance. During her time at Wisconsin was a member of the UW softball team where she was a three time Academic All Big 10 award winner and voted captain three consecutive years.

Appointment of Shawn Griffin as Secretary:

Shawn Griffin is the Marketing Director at Americaneagle.com, where he assists in evaluating and developing the marketing strategy and marketing plan, as well as planning, directing, and coordinating marketing efforts for the award-winning website development company. He also oversees content marketing efforts for many clients and was instrumental in the launch of Sportsterminal.com as well as other prominent sports websites.

All three officers have extensive experience in managing and consulting and will be great asset to our company.

During the past ten years, Sam Polito, Shawn Griffin and Samantha Stuard have not been the subject of the following events:

1.   A petition under the Federal  bankruptcy  laws or any state  insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the  business or property of such  person,  or any partnership in which he was a general partner at or within two years before the time of such filing,  or any  corporation  or business  association  of which he was an executive officer at or within two years before the time of such filing;

2.   Convicted in a  criminal  proceeding or is a named  subject  of a pending criminal   proceeding (excluding   traffic  violations  and  other  minor offenses);

3.   The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities;  associated person of any of the foregoing, or as an investment adviser,  underwriter,  broker or dealer in securities, or as an affiliated person,  director or employee of any investment company,  bank, savings and loan  association  or insurance  company,  or engaging in or continuing any conduct or practice in connection with such activity;

i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or

ii) Engaging in any type of business practice; or

iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.   The subject of any order,  judgment or decree,  not subsequently  reversed, suspended or vacated, of any Federal or State authority barring, suspending or  otherwise  limiting  for more than 60 days the right of such  person to engage  in any  activity  described  in  paragraph  3.i  in  the  preceding paragraph or to be associated with persons engaged in any such activity;

5.   Were found by a court of competent jurisdiction in a civil action or by the Commission  to have violated any Federal or State  securities  law, and the judgment  in such civil  action or finding by the  Commission  has not been subsequently reversed, suspended, or vacated;

6.   Were found by a court of competent jurisdiction in a civil action or by the Commodity   Futures Trading   Commission to  have  violated  any  Federal commodities  law,  and the  judgment in such civil action or finding by the Commodity Futures Trading  Commission has not been  subsequently  reversed, suspended or vacated;

7.   Were the subject of, or a party to, any  Federal  or State  judicial  or administrative  order,  judgment,  decree,  or  finding,  not  subsequently reversed, suspended or vacated, relating to an alleged violation of:

i) Any Federal or State securities or commodities law or regulation; or

ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.   Were the subject of, or a party to, any sanction or order,  not subsequently reversed,  suspended or vacated,  of any  self-regulatory  organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization  that has  disciplinary  authority over its members or persons associated with a member.

Family Relationships

There are no family relationships among our directors or executive officers.

Director Qualifications

The following specific experience, qualifications, attributes, or skills of Sam Polito, Samantha Stuart and Shawn Griffin led the Company to the conclusion that they should serve as directors in light of our business and structure:

They are all qualified to be Company directors because they have managed several businesses successfully and thus brings management, organizational, operational and administrative experiences to our Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Universal Potash Corp, Inc.

By:	/s/ Sam Polito

Title:	Chief Executive Officer

Dated: May 6, 2019